SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549





                                 FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934





              DATE OF EARLIEST EVENT REPORTED:  March 5, 2003





                                MCSi, INC.
    (Exact name of registrant as specified in its articles of incorportion)



        MARYLAND                      000-21561                31-1001529
(State or other jurisdiction   (Commission file number)     (I.R.S. employer
  of incorporation)                                        identification no.)






             4751 HEMPSTEAD STATION DRIVE, DAYTON, OHIO 45429
                 (Address of principal executive offices)




                              (937) 291-8282
           (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE

On March 5, 2003, MCSi, Inc. (the "Company") announced that two additional directors joined its board of directors, D. Gordon Strickland and William D. King. The Company issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial statements.

Not applicable.

(b)  Pro forma financial information.

Not applicable.

(c)  Exhibits.

99.1 Press Release dated March 5, 2003.


















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                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   March 5, 2003             MCSi, INC.


                                   By:  /s/ IRA H. STANLEY
                                       -------------------------------
                                       Vice President, Chief Financial Officer





















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                               Exhibit Index
                               -------------




Exhibit No.              Description
-----------              -----------


  99.1             Press Release dated March 5, 2003.






























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